UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean, Virginia	22102-3110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2019, the Federal Housing Finance Agency (FHFA) released the 2020 Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) under the terms of the Executive Management Compensation Program is subject to reduction based on an assessment of Freddie Mac’s performance against the Scorecard objectives and other objectives set by FHFA. The Scorecard is set forth below:

2020 Scorecard for Freddie Mac

The purpose of the new Scorecard is to ensure that Freddie Mac focuses on its core mission responsibilities, operates in a manner appropriate for an entity in conservatorship with a limited capital buffer, and undertakes those activities necessary to support an exit from conservatorship. As a result, the Scorecard is comprised of three focus areas:

I.	Foster Competitive, Liquid, Efficient, And Resilient (CLEAR) National Housing Finance Markets

Foster national housing finance markets that protect taxpayers, promote liquidity through the cycle, and support sustainable homeownership and affordable rental housing, while ensuring Freddie Mac fulfills all statutory mandates.

II.	Ensure Safety and Soundness

Operate Freddie Mac with heightened focus on safety and soundness to enable it to provide mortgage market liquidity through the economic cycle with a prudent risk profile. Maintain effective risk management systems necessary and appropriate for an entity in conservatorship with a limited capital buffer.

III.	Prepare for a Transition Out of Conservatorship

Support the development and implementation of a responsible transition plan to exit the conservatorship, with appropriate readiness by Freddie Mac.

For all Scorecard items, Freddie Mac will be assessed based on the extent to which:

•	Freddie Mac’s activities foster CLEAR national housing finance markets that support homeowners and renters with responsible and sustainable products and programs;

•	Freddie Mac conducts business in a safe and sound manner, anticipates and mitigates emerging risk issues and remediates identified risk concerns on a timely basis;

•	Freddie Mac meets expectations under all of FHFA’s requirements, including the Conservatorship Capital Framework (CCF);

•	Freddie Mac conducts initiatives with consideration for diversity and inclusion under statutory requirements consistent with FHFA’s expectations;

•	Freddie Mac cooperates and collaborates with Fannie Mae, Common Securitization Solutions, LLC (CSS), the industry, and other stakeholders, in consultation with FHFA; and

•	Freddie Mac delivers work products that are high quality, thorough, creative, effective, and timely.

Freddie Mac Form 8-K

I.	Foster Competitive, Liquid, Efficient, And Resilient (CLEAR) National Housing Finance Markets

Freddie Mac should conduct business and undertake initiatives that support statutory mandates and ensure competitive national housing finance markets that protect taxpayers, promote liquidity through the cycle, and support sustainable homeownership and affordable rental housing.

Freddie Mac is to:

•	Housing Goals / Duty-to-Serve: Fulfill Freddie Mac’s Housing Goals and Duty-to-Serve plans by offering sustainable mortgage programs and conducting effective outreach.

•	Uniform Mortgage-Backed Security (UMBS): Carefully monitor and maintain UMBS cash flow alignment and take such further steps as necessary to ensure a well-functioning To-Be-Announced (TBA) securitization market.

•	Credit Score Final Rule Implementation: Implement the final Credit Score Rule with adherence to the regulation’s requirements in a timely and effective manner.

•	Key On-going Initiatives: Successfully continue to implement key on-going initiatives.

•	Multifamily Caps - manage to new multifamily cap requirements announced September 13, 2019

•	LIBOR Transition - prepare for an effective transition from LIBOR to approved alternative reference rates.

•	Limited English Proficiency (LEP) - continue to support the needs of lenders and other market participants serving borrowers with limited English proficiency through continued progress on multi-year language access plans.

•	Uniform Residential Loan Application (URLA) - fully implement new URLA.

•	Level Playing Field Standards and Increased Transparency:

•	Support strategies that enhance a level playing field for a wide range of mortgage market participants.

•	Provide any requested assistance toward the development of a new Qualified Mortgage (QM) standard by the Consumer Financial Protection Bureau.

•	Assess additional data that could be made publicly available to enhance risk transfer markets and foster a competitive mortgage market that does not crowd out private capital.

•	Efficient Operation of State and Local Housing Markets: Assess opportunities to support and encourage state and local policies that enable the housing market to function more efficiently by (1) reducing the cost of housing production and/or (2) lowering the cost of providing mortgage financing.

II.	Ensure Safety and Soundness

In order to provide mortgage liquidity through the cycle, Freddie Mac should focus on operating all aspects of the business in a safe and sound manner given a limited capital cushion, with a prudent risk profile and heightened risk management appropriate for conservatorship. These efforts include:

•	Risk Profile: Review Freddie Mac’s risk profiles across all business activities and reduce risk and complexity to levels more appropriate for conservatorship status and a limited capital cushion.

Freddie Mac Form 8-K

•	Risk Transfer: Continue to transfer a significant amount of credit risk to private markets in a commercially reasonable and safe and sound manner.

•	Undertake actions to meet single-family and multifamily credit risk transfer objectives established by FHFA.

•	Actively pursue legacy asset risk transfer activities, including sales of non-performing loans (NPL) and re-performing loans (RPL).

•	Under FHFA direction, undertake a comprehensive review of the credit risk transfer (CRT) program, including a cost-benefit analysis.

•	Conservatorship Capital Framework (CCF): Develop and implement business management and capital planning capabilities to fully operationalize the CCF requirements.

•	Mortgage Servicing: Continue mortgage servicing and asset management efforts that promote stability and readiness for more challenging market conditions.

•	Implement Servicer Eligibility Requirements 2.0

•	Assess readiness of servicers and servicing policies and processes for an economically-stressed environment.

•	Core Operations and Technology: Increase focus on core Freddie Mac operational and technology management to ensure stability, resiliency, efficiency, and risk reduction.

•	Continue efforts to enhance business resiliency and recovery management capabilities to minimize the impact of disruptions and maintain business operations at pre-defined levels.

•	Continue efforts to protect the availability, integrity, and confidentiality of information.

•	Continue efforts to improve the efficiency and effectiveness of operations, including legacy system modernization where necessary.

•	Prudently oversee CSS and the Common Securitization Platform (CSP) to ensure that they support the securitization needs of Freddie Mac and Fannie Mae (the Enterprises) and operate in an efficient and safe and sound manner.

III.	Prepare for a Transition Out of Conservatorship

Freddie Mac should support the development and implementation of a responsible transition plan to exit conservatorship, with appropriate readiness by Freddie Mac.

Freddie Mac is to:

•	Roadmap Toward End of Conservatorship: Provide support to FHFA as needed to develop a roadmap with milestones for exiting conservatorship.

•	Treasury and HUD Reform Plan Coordination and Alignment: Conduct such activities as directed by FHFA arising from recommendations in the Treasury and HUD Reform Plans.

•	Efficient Utilization of Capital: Develop and implement FHFA-approved strategies that ensure the efficient utilization of capital targeted to support the core guaranty business with adequate returns to attract the private capital necessary to enable an exit from the conservatorship.

Freddie Mac Form 8-K

•	Common Securitization Platform Strategy: Develop a post-conservatorship strategy and governance framework for CSS/CSP, including an assessment of any additional capabilities beneficial for the CSS/CSP to perform, to support a competitive mortgage market.

•	Address Identified Areas in Need of Improvement: Maintain an effective process to ensure that internal audit and supervisory findings are remediated by management in a timely fashion with appropriate board oversight.

•	Fair Lending: Maintain a sustainable, effective process for fair lending risk assessment, monitoring, and mitigation, and work with the FHFA’s Office of Fair Lending Oversight to prepare for transition to post-conservatorship fair lending supervision and oversight.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David M. Brickman
David M. Brickman
Chief Executive Officer

Date: October 29, 2019

Freddie Mac Form 8-K